GOF P-7
                          SUPPLEMENT DATED JUNE 1, 2008
                      TO THE CURRENTLY EFFECTIVE PROSPECTUS
                           OF EACH OF THE LISTED FUNDS

                            FRANKLIN CUSTODIAN FUNDS
                             Franklin DynaTech Fund
                              Franklin Growth Fund
                              Franklin Income Fund
                    Franklin U.S. Government Securities Fund
                             Franklin Utilities Fund

                    FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                  Franklin Templeton Corefolio Allocation Fund
                Franklin Templeton Founding Funds Allocation Fund
                 Franklin Templeton Perspectives Allocation Fund

                         FRANKLIN VALUE INVESTORS TRUST
                           Franklin All Cap Value Fund
                     Franklin Balance Sheet Investment Fund
                          Franklin Large Cap Value Fund
                          Franklin MicroCap Value Fund
                           Franklin MidCap Value Fund
                          Franklin Small Cap Value Fund

The Prospectus is amended as follows:

For Franklin Income Fund, Franklin Templeton Founding Funds Allocation Fund and Franklin Small Cap Value Fund, the following paragraph is added to the section entitled "Choosing a Share Class - Retirement Plans," that begins with "Class R shares are available to the following investors":

     o Insurance company separate accounts supporting variable annuities that are an investment option under individual retirement accounts, variable annuities that themselves qualify as individual retirement annuities, and variable annuities used to fund Employer Sponsored Retirement Plans, provided that the insurance company has entered into an agreement with Distributors authorizing the sale of Fund shares.


                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.